UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

         Date of Report  (Date of earliest event reported):   May 6, 2004

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)	92506 (Zip code)

Registrant's telephone number, including are code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibit

                99.1        News Release of Provident Financial Holdings, Inc. on May 6, 2004.

Item 9. REGULATION FD DISCLOSURE.

        On May 6, 2004, Provident Financial Holdings, Inc. (“Corporation”), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation will participate in the Community Bank Investor Conference hosted by America's Community Bankers and the NASDAQ Stock Market. The Conference will be held at the University Club in New York City on Tuesday, May 11, 2004. The presentation materials are available on the Corporation's website, www.myprovident.com, in the Investor Relations section under Presentations. A copy of the Presentation follows and a copy of the news release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2004	Provident Financial Holdings, Inc.

/s/ Craig G. Blunden Craig G. Blunden Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 99.1

Corporation's press release dated May 6, 2004


3756 Central Avenue Riverside, CA 92506 (909) 686-6060	NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS, INC.
TO PRESENT AT THE AMERICA'S COMMUNITY BANKERS AND
NASDAQ STOCK MARKET COMMUNITY BANK INVESTOR CONFERENCE

Riverside, Calif. - May 6, 2004 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that the Company will participate in the Community Bank Investor Conference hosted by America's Community Bankers and the NASDAQ Stock Market. The Conference will be held at the University Club in New York City on Tuesday, May 11, 2004. Donavon P. Ternes, Chief Financial Officer, is scheduled to present an overview of the Company and discuss the Company's performance for the first three quarters of Fiscal 2004 at 2:10 p.m. (Eastern) on May 11th. Mr. Ternes' presentation materials are available on the Company's website, www.myprovident.com, in the Investor Relations section under Presentations.

Safe-Harbor Statement

Certain matters in the presentation and presentation materials referenced in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:	Craig G. Blunden Chairman, President & CEO	Donavon P. Ternes Chief Financial Officer


PROVIDENT™

Provident Financial Holdings, Inc.

March 31, 2004

(All share and per share information in the accompanying presentation have been restated to reflect the 3-for-2 stock split announced on December 19, 2003)

www. myprovident.com

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Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$25.15
52-week range:	$18.49 - $26.00
Shares outstanding	7,206,388 shares
Market cap:	$181.2 million
P/E (ttm):	11.86
EPS (ttm):	$2.12
Annual Div & Yield:	$0.40 (1.59%)
Div distribution date:	16-Jun-04
Div record date:	20-May-04
As of April 26, 2004.	

2

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PROV Overview

PROVIDENT
Provident Financial Holdings, Inc.

Southern California

San Luis Obispo
Kern
Santa Barbara
San Bernardino
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Loan Offices:

- San Clemente
- San Diego

Provident Bank Mortgage

Wholesale Office:

- Rancho Cucamonga

Retail Offices:

- Call Center, Riverside
- City of Industry
- Corona
- Fullerton
- Glendora
- La Quinta
- Rancho Mirage
- Riverside
- Torrance

5

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

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 12/31/2002	As of 03/31/2004
Total assets	$ 1.17 billion	$ 1.37 billion
Loans held for investment	$ 674.8 million	$ 881.4 million
Deposits	$ 711.0 million	$ 845.1 million
Equity	$ 100.2 million	$ 110.0 million
Tangible equity	$ 100.2 million	$ 109.8 million

Financial Results:	Quarter Ended 12/31/2002	Quarter Ended 03/31/2004
Net income	$ 3.9 million	$ 4.1 million
Return on average equity	15.30%	15.33%
Return on average assets	1.36%	1.25%
Net interest margin	2.93%	3.09%
Efficiency ratio	50.32%	48.12%
Total loan originations	$ 481.3 million	$ 385.1 million
Provident Bank	$ 54.8 million	$ 66.7 million
Provident Bank Mortgage ...	$ 426.5 million	$ 318.4 million

8

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Quarterly Net Income

(In millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.9
$4.6
$4.7
$3.6
$3.1
$4.1
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

9


Pre-Tax Income - Operating Segments

(In millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.5
$1.9
$4.3
$3.4
$5.0
$2.9
$3.2
$2.9
$2.6
$2.8
$2.7
$4.4
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Community Banking
Mortgage Banking

10

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Quarterly Net Interest Income

18% C.A.G.R.*
(In millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$7.8
$8.2
$8.4
$8.4
$8.8
$9.6
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 12/31/02 through 03/31/04.

11

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Non-Interest Income

(In millions)

$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.3
$4.9
$1.8
$4.9
$1.6
$5.2
$1.5
$3.2
$1.4
$2.7
$1.3
$3.6
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Gain on Sale of Loans
Other Fees

12

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Operating Expenses

(In millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$7.1
$7.0
$7.2
$7.0
$7.2
$7.0
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

13

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Net Interest Margin

PROVIDENT
Provident Financial Holdings, Inc.

3.10 %
3.05 %
3.00 %
2.95 %
2.90 %
2.85 %
2.80 %
2.75 %
2.93 %
2.96 %
2.91 %
2.88 %
2.95 %
3.09 %
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

14

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G&A to Average Assets

2.50 %
2.40 %
2.30 %
2.20 %
2.10 %
2.00 %
1.90 %
2.47 %
2.37 %
2.34 %
2.30 %
2.31 %
2.12 %
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

15


Efficiency Ratio

Provident Financial Holdings, Inc.

56.00%
54.00%
52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
50.32%
46.94%
47.27%
53.13%
55.92%
48.12%
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

16


Return on Average Assets

Provident Financial Holdings, Inc.

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.36%
1.56%
1.54%
1.18%
0.99%
1.25%
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

17

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PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Equity

20.00 %
18.00 %
16.00 %
14.00 %
12.00 %
10.00 %
8.00 %
6.00 %
4.00 %
2.00 %
0.00 %
15.30 %
18.34 %
18.19 %
13.84 %
11.90 %
15.33 %
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

18


Diluted Earnings per Share

$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.50
$0.61
$0.63
$0.49
$0.43
$0.57
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

19


Book Value per Share

Provident Financial Holdings, Inc.

12% C.A.G.R.*
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$13.27
$13.27
$13.60
$13.57
$14.29
$14.26
$14.31
$14.28
$14.55
$14.52
$15.26
$15.24
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 12/31/02 through 03/31/04.

20

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

PROVIDENT
Provident Financial Holdings, Inc.

Total Assets

(In millions)
$1,400
$1,350
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
14% C.A.G.R.*
$1,172
$1,182
$1,262
$1,162
$1,298
$1,374
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 12/31/02 through 03/31/04.

22

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PROVIDENT
Provident Financial Holdings, Inc.

Loan to Investment Mix

(In millions)
$1,200
$1,000
$800
$600
$400
$200
$-
$307
$309
$297
$236
$291
$277
$675
$702
$744
$788
$870
$881
24% C.A.G.R.*
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate of Loans Held for Investment from 12/31/02 through 03/31/04.

23


Provident Bank Loan Originations ("Preferred Loans")

(In millions)
$70
$60
$50
$40
$30
$20
$10
$-
$55
$36
$63
$51
$57
$67
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

24


Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.

(In millions)
$700
$600
$500
$400
$300
$200
$100
$-
$644
$230
$7
•As of 03/31/2004
Single-Family
"Preferred Loans"
Other
(In millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$469
$189
$17
•As of 12/31/2002
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

25


Asset Quality

•Non-Performing Assets ("NPA") & NPA to Total Assets

•$10,000
•$9,000
•$8,000
•$7,000
•$6,000
•$5,000
•$4,000
•$3,000
•$2,000
•$1,000
•$-
•($ in thousands)
•3.00%
•2.50%
•2.00%
•1.50%
•1.00%
•0.50%
•0.00%
•(Percentage)

	•12/02	•03/03	•06/03	•09/03	•12/03	•03/04
•Non-Performing Assets	• $2,017	• $1,007	• $2,025	• $1,415	• $2,497	• $1,509
•NPA to Total Assets	•0.17%	•0.09%	•0.16%	•0.12%	•0.19%	•0.11%

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PROVIDENT
Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings

(In millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$337
$328
$383
$313
$311
$432
$368
$291
$463
$244
$273
$518
$357
$253
$557
$385
$281
$564
36% C.A.G.R.*
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

* C.A.G.R. - Compound annual growth rate of Transaction Accounts from the quarter ended 12/31/02 through 03/31/04.

27

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Deposit Composition

(In millions)
•As of 03/31/2004
$350
$300
$250
$200
$150
$100
$50
$ -
$281
$349
$123
$47
$45
CD's
Savings
Interest Checking
Money Market
Non-Interest Checking

(In millions)
•As of 12/31/2002
$350
$300
$250
$200
$150
$100
$50
$-
$327
$204
$96
$48
$36
CD's
Savings
Interest Checking
Money Market
Non-Interest Checking

28

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

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations

(In millions)

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$105
$322
$82
$302
$93
$390
$126
$343
$138
$189
$71
$247
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Saleable
Portfolio

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PBM Purchase vs. Refinance

100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
Refinance (%)
Purchase (%)

	12/02	03/03	06/03	09/03	12/03	03/04
Refinance	58 %	62 %	61 %	55 %	38 %	47 %
Purchase	42 %	38 %	39 %	45 %	62 %	53 %

(Quarter Ended)

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PBM Retail vs. Wholesale

100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
Wholesale (%)
Retail (%)

	12/02	03/03	06/03	09/03	12/03	03/04
Wholesale	58 %	59 %	56 %	57 %	66 %	59 %
Retail	42 %	41 %	44 %	43 %	34 %	41 %

(Quarter Ended)

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"Low Margin" vs. "High Margin" Products

(In millions)
$350
$300
$250
$200
$150
$100
$50
$-
$259
$63
$250
$52
$317
$73
$279
$64
$121
$68
$127
$120
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
"Low Margin" Products
"High Margin" Products

33

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Gain on Sale Margin

1.60 %
1.42 %
1.29 %
1.14 %
1.54 %
1.17 %
1.60 %
1.40 %
1.20 %
1.00 %
0.80 %
0.60 %
0.40 %
0.20 %
0.00 %
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

34

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

Stockholders' Equity

(In millions)
$110
$108
$106
$104
$102
$100
$98
$96
$94
$100
$101
$107
$102
$105
$110
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

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Provident Financial Holdings, Inc.

Share Repurchase Program

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
(# of Shares)

	12/02	03/03	06/03	09/03	12/03	03/04
Shares Repurchased	288,000	227,700	22,500	371,100	0	25,000
Average Cost per Share	$17.54	$18.59	$20.03	$20.15	$0.00	$23.65

(Quarter Ended)

37


Cash Dividend per Share

Provident Financial Holdings, Inc.

$0.10
$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$-
$0.03
$0.03
$0.03
$0.07
$0.07
$0.10
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

38


Consolidated Capital Ratio

Provident Financial Holdings, Inc.

9.00%
8.80%
8.60%
8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
8.55%
8.55%
8.58%
8.55%
8.47%
8.45%
8.81%
8.80%
8.10%
8.09%
8.00%
7.99%
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

39


Bank Capital Ratio

Provident Financial Holdings, Inc.

Tier 1 Core Capital Ratio
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
6.41%
6.63%
6.50%
7.24%
6.62%
6.43%
12/02
03/03
06/03
09/03
12/03
03/04
(Quarter Ended)

40

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PROVIDENT
Provident Financial Holdings, Inc.

Stock Performance

$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80

	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
PROV	$100	$113	$121	$126	$129	$157	$169
Nasdaq Bank Index	$100	$101	$97	$111	$116	$130	$132
Nasdaq Stock Index	$100	$114	$115	$138	$152	$171	$169

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on September 30, 2002 and that all dividends were reinvested.

41


PROVIDENT™

Provident Financial Holdings, Inc.

PROV™
NASDAQ
LISTED

www.myprovident.com

42

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